Exhibit 99.21


                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION
                     ---------------------------------------

In re                               )

CARDIAC CONTROL SYSTEMS, INC.,      )         Case No.:  99-06852-3P1

                    Debtor.         )

                                    )


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                        MAY 1, 2001 THROUGH MAY 31, 2001

     Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period May 1, 2001 through May 31, 2001. STUTSMAN & THAMES, P.A.

                                     By        /s/ Nina M. LaFleur
                                       ------------------------------------
                                          Nina M. LaFleur

                                     Florida Bar Number 0107451
                                     121 West Forsyth St., Suite 600
                                     Jacksonville, Florida  32202
                                     (904) 358-4000
                                     (904) 358-4001 (Facsimile)

                                     Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service

         I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for May, 2001 were furnished by hand delivery to the Office of the United States Trustee, 135 W. Central Boulevard, Suite 620, Orlando, Florida 32801; and by mail to Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanual, Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando, Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura Street, Suite 2750, Jacksonville, Florida 32202 on this 22 day of August, 2001.

                                            /s/ Nina M. LaFleur
                                ------------------------------------------------
                                                   Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                                         CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.                            JUDGE GEORGE L. PROCTOR

DEBTOR                                                   CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                          FROM May 1 2000 TO May 312001

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.



                                             -----------------------------------
                                             Stutsman & Thames PA
                                             Attorney for Debtor

Debtor's Address                             Attorney's Address
                                             and Phone Number

PO Box 353339,                               121 West Forsyth Street, Suite 600,
PALM COAST FL 32135-3339                     Jacksonville FL  32202
386-445-5476                                 904-358-4000

                      MONTHLY FINANCIAL REPORT FOR BUSINESS

Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2001 and ending May 31, 2001

Date of Petition  September 3, 1999

                                                                                                       CUMULATIVE
                                                                            CURRENT                   PETITION TO
                                                                             MONTH                        DATE

1.      CASH AT BEGINNING OF PERIOD                                                    $100.88                $963.56
                                                                 -----------------------------------------------------
2.      RECEIPTS
            A.  Cash Sales (List attached)                                               $0.00              $8,968.00
                 Less: Cash Discount re Shree LOC                                                          ($1,500.00)
            B.  Collection on Postpetition A/R                                           $0.00              $7,405.05
            C.  Collection on Prepetition A/R                                            $0.00             $84,451.11
            D.  Other Receipts (List attached)                                                          $1,316,322.72
                                                                 -----------------------------------------------------
3.      TOTAL RECEIPTS                                                                   $0.00          $1,415,646.88
                                                                 -----------------------------------------------------
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                            $100.88          $1,416,610.44
                     (Line 1 + Line 3)
                                                                 -----------------------------------------------------
5.      DISBURSEMENTS                                                                                           $0.00
            A.  US Trustee Quarterly Fees                                                                   $7,500.00
            B.  Net Payroll                                                                                $23,528.70
            C.  Payroll Taxes Paid                                                                             $20.53
            D.  Sales and Use taxes                                                                             $0.00
            E.  Other Taxes                                                                               $108,993.08
            F.  Rent                                                                                            $0.00
            G.  Other Leases (Attachment 3)                                                                     $0.00
            H.  Telephone                                                                                   $4,416.55
            I.  Utilities                                                                                   $9,750.95
            J.  Travel and Entertaining                                                                         $0.00
            K.  Vehicle Expenses                                                                                $0.00
            L.  Office Supplies                                                                               $184.50
            M.  Advertising                                                                                     $0.00
            N.  Insurance (Attachment 7)                                                                        $0.00
            O.  Purchases of Fixed Assets                                                                       $0.00
            P.  Purchases of Inventory                                                                          $0.00
            Q.  Manufacturing Supplies                                                                          $0.00
            R.  Repairs and Maintenance (List Attached)                                                     $5,519.57
            S.  Payments to Secured Creditors                                                           $1,143,295.68
            T.  Other Operating Expenses (List Attached)                                $67.50            $113,367.50
                                                                 -----------------------------------------------------
6.      TOTAL CASH DISBURSEMENTS                                                        $67.50          $1,416,577.06
                                                                 -----------------------------------------------------
7.      ENDING CASH BALANCE (Line 4 - Line 6)                                           $33.38                 $33.38
                                                                 =====================================================


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This sixth day of June, 2001

                                                   /s/ W. Alan Walton
                                               ---------------------------------
                                                       W. Alan Walton

             Reconciliation
             Petty Cash Balance                                         ($0.00)
             Bank of America DIP A/C Balance                             $33.38
                                                                    -----------
             Ending Cash Balance Line 7.                                 $33.38
                                                                    ===========

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS

                           CASH RECEIPTS AND PAYMENTS



Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2001



         A.  Cash Sales                                                ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                       ------------------------------------

                                                                                                  Bank of
         Date                   Payor                  Reason                 Petty Cash        America DIP           TOTAL
         ----                   -----                  ------                 ----------        -----------           -----

                                                                                                                          $0.00

                                                                             --------------------------------- -- --------------
                                                                                    $0.00               $0.00             $0.00
                                                                             --------------------------------- -- --------------

         B.  Collection on Postpetition A/R                            ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                       ------------------------------------

                                                                                Coast
                                                                               Business            Bank of
         Date                   Payor                                           Credit          America DIP            TOTAL
         ----                   -----                                           ------          -----------            -----

                                                                             ---------------------------------------------------
                                                                                    $0.00               $0.00             $0.00
                                                                             ---------------------------------------------------

         C.  Collection on Prepetition A/R
                                                                                Coast
                                                                              Business            Bank of
         Date                   Payor                                           Credit          America DIP           TOTAL
         ----                   -----                                           ------          -----------           -----



                                                                             ---------------------------------------------------
                                                                                    $0.00               $0.00             $0.00
                                                                             ---------------------------------------------------

         D.  Other Receipts                                            ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                       ------------------------------------

                                                                                Coast
                                                                              Business            Bank of
         Date                   Payor              Reason                       Credit          America DIP           TOTAL
         ----                   -----              ------                       ------          -----------           -----


                                                                             ---------------------------------------------------
                                                                                    $0.00               $0.00             $0.00
                                                                             ---------------------------------------------------



                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS

                         5. T.  Other Operating Expenses

Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2001 and ending May 31, 2001


              Date                   Payee                                   Purpose                            Payment
              ----                   -----                                   -------                            -------

            9-May-01        James C. Skelly              Computing work to produce accounting statements           $52.50
                                                         for Nineteenth Investment Corporation









           31-May-01        Bank of America              Service Charge                                            $15.00
                                                                                                           ---------------
                                                                                                                   $67.50
                                                                                                           ===============




                                                    5. R. Repairs and Maintenance
            Bank of America



                                                                                                           ---------------
                                                                                                                    $0.00
                                                                                                           ===============




                                  ATTACHMENT 1



              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION



Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2001 and ending May 31, 2001



        ACCOUNTS RECEIVABLE AT PETITION DATE                                                             $225,115.40
                                                                                                 ====================
        ACCOUNTS RECEIVABLE RECONCILIATION
           (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):
                        Beginning of Month Balance                                                        $11,755.00
                 PLUS:  Current Month New Billings                                                             $0.00
                 LESS:  Written Off as Irrecoverable                                                           $0.00
                                                                                                 --------------------
                        End of Month Balance                                                              $11,755.00
                                                                                                 ====================


                AGING: (Show the total amount for each group of accounts incurred since filing the petition)
              0-30 Days               31-60 Days            61-90 Days         Over 90 Days             Total


                $0.00                                                                                          $0.00
        -------------------------------------------------------------------------------------------------------------

                                                    Billings this month
                Date                     Name                                                             Amount

                                                                                                 --------------------
        Monthly Total                                                                                          $0.00
                                                                                                 ====================


                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2001 and ending May 31, 2001

  In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.


     Date           Days                  Vendor                                                           Detailed     Sub-Total
  -------------     -----                 ------                                                           --------     ----------
   Incurred      Outstanding                                                   Description                  Amount     Per Creditor
                 -----------                                                   -----------                  ------     ------------

    23-Nov-99        466       Cobb, Cole & Bell                 Post-petition Legal work                     $656.25       $656.25

    31-Mar-01         61       US Trustee                        Quarterly Fee, First Quarter 2001            $250.00       $250.00

                                                                 Transfer Agent's Fee Bill, February,
    28-Feb-01         92       Sun Trust Bank                    2001                                         $447.50

    31-Mar-01         61       Sun Trust Bank                    Transfer Agent's Fee Bill, March, 2001       $447.50

                                                                 Transfer Agent's Fee Bill, February,
    30-Apr-01         31       Sun Trust Bank                    2002                                         $447.50

    31-May-01         0        Sun Trust Bank                    Transfer Agent's Fee Bill, March, 2002       $447.50     $1,790.00
                                                                                                          ------------ -------------
                                                                                                            $2,696.25     $2,696.25
                                                                                                          ============ =============


                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2001 and ending May 31, 2001


                                INVENTORY REPORT


          INVENTORY BALANCE AT PETITION DATE                                                                   $8,000.00
                                                                                                       ==================
          INVENTORY RECONCILIATION:

                   Inventory Purchased During Month                                                                $0.00
                   Inventory Balance at Beginning of Month                                                         $0.00

                                                                                                       ------------------
                   Inventory Balance on Hand at End of Month                                                       $0.00
                                                                                                       ==================

          METHOD OF COSTING INVENTORY

                   Estimated realizable value for finished products, nil value for raw materials etc.



                                                        FIXED ASSET REPORT

          FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                          $0.00
                                                                                                       ==================

          (Includes Property, Plant and Equipment)






          ---------------------------------------------------------------------------------------------------------------

          FIXED ASSETS RECONCILIATION:

          Fixed Asset Book Value at beginning of Month                                                             $0.00
                   LESS:  Depreciation Expense                                                                     $0.00
                   LESS:  Disposals                                                                                $0.00
                   PLUS:  New Purchases                                                                            $0.00
                                                                                                       ------------------
                                                                                                       ------------------
          Ending Monthly Balance                                                                                   $0.00
                                                                                                       ==================



                                    BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF
                                                   DURING THE REPORTING PERIOD:

                                                                                                           Estimated
                                                                                           Proceeds     Disposal Value




                                                                                                       ------------------
                                                                                                                   $0.00
                                                                                                       ==================


                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2001 and ending May 31, 2001

                   A separate sheet is required for each bank
                  account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America                              BRANCH Gov't Banking

                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

              Beginning Balance                                        $100.88
              Total of Deposits Made                                     $0.00

              Total Amounts of Checks Written                           $52.50




31-May-01     Service Charge                                            $15.00
                                                            --------------------
              Closing Balance                                           $33.38
                                                            ====================
              Number of Last Check Written This Period                    1079
              Number of First Check Written This Period                   1079
              Total Number of Checks Written This Period                     1


                               INVESTMENT ACCOUNTS
                     Type of Negotiable
                         Instrument                       Face Value
                         ----------                       ----------

                            NONE

                                  ATTACHMENT 5

                                 CHECK REGISTER


Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2001 and ending May 31, 2001

                      A separate sheet is required for each
                       bank account, including all savings
                          and investment accounts, i.e.
                         certificates of deposits, money
                       market accounts, stocks and bonds,
                                      etc.


         NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                                              ACCOUNT NAME: Cardiac Control Systems, Inc.
                                                    Debtor in Possession, 99-06852
                                                           Operating Account

                                                      ACCOUNT NUMBER 375 400 1378

                                                     PURPOSE OF ACCOUNT: Checking

                             Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

         Date           Check Number     Payee                   Purpose                                        Amount
         ----           ------------     -----                   -------                                        ------

         9-May-01       1075             James C. Skelly         Computing work to produce accounting                $52.50
                                                                 statements for Nineteenth Investment
                                                                 Corporation






                                                                                                                ----------------
                                                                                                                     $52.50
                                                                                                                ================


                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2001 and ending May 31, 2001

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account

   Date                   Payee                Description          Amount






                                                         ----------------------
                                                                      $0.00
                                                         ======================









                               TAXES OWED AND DUE

  Report all unpaid post-petition taxes including Federal and State withholding
   FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed August 2, 1999, Period 1998.


 Name of Taxing Authority       Date Payment Due                   Description                   Amount




                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2001 and ending May 31, 2001

        Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.


                 Name of Officer or Owner                 Title                                          Amount Paid
                 ------------------------                 -----                                          -----------

             W. Alan Walton

             ---------------------------------- -------------------------- -------------------------- -------------------

                                                          PERSONNEL REPORT
                                                          ----------------

                                                                                   Full Time              Part Time


             Number of Employees at beginning of period                                0                      1
             Number hired during the period                                            0                      0
             Number terminated or resigned during period                               0                      0

             --------------------------------------------------- --------- -------------------------- -------------------

                                                      CONFIRMATION OF INSURANCE

                    List all policies of insurance in effect,
                      including but not limited to workers'
                      compensation, liability, fire, theft,
                    comprehensive, vehicle, health and life.

                          Carrier                    Agent and Phone            Expiration Date        Date Premium Due
                          -------                         Number                ---------------        ----------------
                                                          ------




                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD


         The following significant events occurred during the reporting period May 1 2001 through May 31, 2000.

1. At its hearing on May 22, 2001, the Bankruptcy Court confirmed the second amended plan of reorganization, namely an agreement and plan of merger by and among Cardiac Control Systems, Inc. and Nineteenth Investment Corporation.

2. At its hearing on May 22, 2001, the Bankruptcy Court also approved the administrative claim for professional fees submitted by Stutsman & Thames PA, attorney for the debtor.